[USAA                        USAA INVESTMENT TRUST
EAGLE                  SUPPLEMENT DATED JANUARY 23, 2004
LOGO (R)]          TO THE STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 1, 2003
                        AS SUPPLEMENTED OCTOBER 13, 2003


     THE FOLLOWING INFORMATION REPLACES THE FOURTH AND FIFTH PARAGRAPHS FOUND UNDER SUBADVISORY AGREEMENTS ON PAGES 38 AND 39 OF THE STATEMENT OF ADDITIONAL INFORMATION.

For the Balanced Strategy Fund, the Manager has entered into a Subadvisory Agreement with Wellington Management Company, LLP (Wellington Management). The Manager (not the Fund) pays Wellington Management a fee in an annual amount not to exceed 0.20% of the portion of the Fund's average net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 76 partners, all of whom are full-time professional members of the firm. The managing partners of Wellington are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

For the Cornerstone Strategy Fund, the Manager has entered into Subadvisory Agreements with Wellington Management and MFS Investment Management (MFSIM). The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.40% of the first $50 million of the portion of the Fund's average net assets that Wellington Management manages and invests in real estate securities, plus 0.35% of the portion of the Fund's average net assets over $50 million that Wellington Management manages and invests in real estate securities, plus an amount not to exceed 0.20% of the portion of the Fund's average net assets that Wellington Management manages and invests in securities other than real estate securities. The Manager (not the Fund) pays MFSIM a fee in the annual amount of 0.335% of the first $350 million of the aggregate average net assets of the World Growth Fund, the International Fund, the USAA Life Investment Trust World Growth Fund and the portion of the Cornerstone Strategy Fund that MFSIM manages (MFSIM Funds), plus 0.225% of the aggregate average net assets of the MFSIM Funds over $350 million. MFSIM is a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), a registered investment adviser that has been providing investment advisory services since 1924. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holding, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company).






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